Exhibit 99.1
September 2009

2 Special Notice Regarding Non-Public Information THIS DOCUMENT CONTAINS MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY, ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. BY ACCEPTING THIS DOCUMENT, THE RECIPIENT AGREES TO USE AND MAINTAIN ANY SUCH INFORMATION CONFIDENTIAL AND IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL PROJECTIONS REFLECT ESTIMATES ONLY. THESE ESTIMATES ARE MADE WITHOUT REPRESENTATION OR WARRANTY. THERE IS NO GUARANTEE, EXPRESS OR IMPLIED, THAT ANY PROJECTIONS SET FORTH HEREIN SHALL BE ACHIEVED. NO PARTY SHALL BE ENTITLED TO RELY ON ANY PROJECTIONS/ESTIMATES FOR ANY PURPOSE. THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS" THAT PREDICT OR DESCRIBE FUTURE EVENTS OR TRENDS. THE MATTERS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER UNPREDICTABLE FACTORS, MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL. THE COMPANY FACES MANY RISKS THAT COULD CAUSE ITS ACTUAL PERFORMANCE TO DIFFER MATERIALLY FROM THE RESULTS PREDICTED BY ITS FORWARD-LOOKING STATEMENTS, INCLUDING THE SUBSTANTIAL INVESTMENT OF CAPITAL REQUIRED TO PRODUCE AND MARKET FILMS AND TELEVISION SERIES, INCREASED COSTS FOR PRODUCING AND MARKETING FEATURE FILMS, BUDGET OVERRUNS, LIMITATIONS IMPOSED BY OUR CREDIT FACILITIES, UNPREDICTABILITY OF THE COMMERCIAL SUCCESS OF OUR MOTION PICTURES AND TELEVISION PROGRAMMING, THE COST OF DEFENDING OUR INTELLECTUAL PROPERTY, DIFFICULTIES IN INTEGRATING ACQUIRED BUSINESSES, TECHNOLOGICAL CHANGES AND OTHER TRENDS AFFECTING THE ENTERTAINMENT INDUSTRY. THE REPORTS THAT THE COMPANY FILES WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION CONTAIN A FULLER DESCRIPTION OF THESE AND MANY OTHER RISKS TO WHICH THE COMPANY IS SUBJECT. BECAUSE OF THOSE RISKS, THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS AND THE DEVELOPMENT OF THE INDUSTRY IN WHICH IT OPERATES MAY DIFFER MATERIALLY FROM THAT CONTEMPLATED BY ITS FORWARD-LOOKING STATEMENT. THE INFORMATION SET FORTH IN THIS PRESENTATION REPRESENTS MANAGEMENT'S CURRENT EXPECTATIONS AND INTENTIONS. THE COMPANY ASSUMES NO RESPONSIBILITY TO ISSUE UPDATES TO THE FORWARD-LOOKING MATTERS DISCUSSED IN THIS PRESENTATION.

3 Business & Industry Overview Michael Burns, Vice Chairman

Key Investment Highlights

- Leading, next generation filmed entertainment company with strong and recognizable brand
- Diversified film and television production and distribution with global reach
- Integrated and synergistic business strategy
- Highly valuable film and television library; one of the largest in the world
- Significant asset coverage
- Sizeable revenue backlog
- Proven history of mitigating financial risk
- Strong, stable, and experienced management team
- Deep, recurring relationships with creative talent

4

LIONSGATE

Lionsgate Overview

- A diversified producer and distributor of motion pictures, television programming, home entertainment, family entertainment, video-on-demand and music content
- Lionsgate has released approximately 18 – 20 major motion pictures and produced approximately 69 hours of television on average per year over the last three fiscal years
- FYE 2009 revenue of $1.5 billion comprised of $1.2 billion in motion picture revenue and $222 million in television revenue
- Unique Lionsgate business model

CORE BUSINESSES

Films
Prestige Franchise Comedy Genre



Television
Largest Independent Supplier of Cable Programming



Channels
TV GUIDE NETWORK, epix, TIGERGATE, FEAR NET

Library
One of the Largest Film Libraries in the World with 12,000+ titles

FINANCIAL PARTNERS
JPMorgan, SGF

LIONSGATE

INTERNATIONAL REACH
Wholly-Owned
maple

TECHNOLOGY & NEW MEDIA
BREAK.COM, TV GUIDE .COM

DIVERSIFIED BUSINESSES
Catalog Acquisitions 1,000+ Songs
London
Los Angeles
Hamburg
Australia
New Zealand
Wholly-Owned 3rd Party Titles

LIONSGATE

5

6 1 Based on $75.0 million of projected adjusted EBITDA in FY 2010 per public guidance 2 Lionsgate 6/30/2009 10Q, incremental facility up to $500 million subject to security in convertible bond debentures. Does not includes L/Cs of $22.7 million3 Next put date for 2.9375% Conv. Sr. Sub. Notes October 2024: 10/15/2011 @1004 Next put date for 3.6250% Conv. Sr. Sub. Notes due March 2025: 3/15/2012 @100 5 Next put date for 3.6250% Conv. Sr. Sub. Notes due March 2025: 3/15/2015 @100 6 Consolidated presentation of miscellaneous leases7 MVE as of 9/15/2009 (closing price of $6.57/share) Lionsgate capitalization Current Capitalization ($ millions)

Company History

1997:
Lionsgate was founded by Frank Giustra before merging with Beringer Gold and becoming a public company

Acquired several Canadian-based companies including Cinepix Film Properties, North Shore Studios, and Mandalay Television

1998:
Acquired the film library of a bankrupt company called International Movie Group and listed on the American Stock Exchange

2000:
Jon Feltheimer and Michael Burns joined Company

Acquired Trimark

2003:
Acquired Artisan, doubling size of company

2004:
Saw released to wide audience acclaim


SAW

2005:
Acquired Redbus, providing direct distribution in the UK

First Tyler Perry film, *Diary of a Mad Black Woman*, is released and *Weeds* premiered on Showtime


DIARY OF A MAD BLACK WOMAN

2006:
Crash wins Best Picture

Established FEARnet VOD, broadband Internet channel with Comcast and Sony Pictures

2007:
Acquired Mandate Pictures and Debmar Mercury; made strategic investment in Break.com and Roadside Attractions

Mad Men premieres on AMC to critical acclaim


MADMEN

2008:
Lionsgate announces *Epix*, a premium television channel joint venture with Viacom and MGM

2009:
Acquired TV Guide Network and formed financial partnership between One Equity Partners and TV Guide

1997	1998	2000	2003	2004	2005	2006	2007	2008	2009	
	Revenue:	*$184.3M*	*$259.5M*	*$369.6M*	*$838M*	*$945.3M*	*$976.7M*	*$1.36B*	*$1.46B*	*FY '00-'09 CAGR of 26%*

7

Note: Revenue is presented in the fiscal year while milestones reflect the calendar year

LIONSGATE

Experienced Management Team

Management has grown revenue from $184 million to $1.5 billion[1]

Jon Feltheimer *Chief Executive Officer*	▪ Lionsgate CEO since March 2000 ▪ EVP, Sony Pictures and President, Columbia TriStar Television Group ▪ President and CEO, New World Entertainment
Michael Burns *Vice-Chairman*	▪ Vice-Chairman since March 2000 ▪ Lionsgate board member since 1999 ▪ 25+ years of entertainment and Wall Street experience
Steve Beeks *President & Co-COO*	▪ President of Lionsgate since February 2004 ▪ Co-Chief Operating Officer since 2007 ▪ President of Artisan Home Entertainment
Joe Drake *Co-COO*	▪ Co-Chief Operating Officer and President of Motion Picture Group since 2007 ▪ Founder and CEO, Mandate Pictures, 2001-2007 ▪ President, Lionsgate International, 2000-2001
James Keegan *Chief Financial Officer*	▪ Lionsgate CFO since September 2002 ▪ CFO, Trimark and Artisan Entertainment, 1990-2002
Brian Goldsmith *Executive Vice President*	▪ Lionsgate EVP Corporate Development and Strategy since 2008 ▪ COO/CFO Mandate Pictures, 2001-2007

[1] Based on revenues of $184.3 million in FY 2000 and $1.46 billion in FY 2009

LIONSGATE

8

9 Diversified Revenue Mix Note: TV Guide Network is not consolidated representing pro forma compliance with FAS 167 1.2% Feature Slate Other Motion Picture, Direct-to-DVD & Catalog Television Segment FY 2005 421 335 83 FY 2009 844 390 222 $838 million $1.5 billion CAGR 14.8% Segment Mix CAGR 3.9% CAGR 19.0% 50.2% CAGR 28.0% Theatrical Packaged Media TV Media Digital Media Non Theatrical Foreign- All Media FY 2005 0.162 0.533 0.135 0 0.018 0.118 FY 2009 0.149 0.43 0.213 0.012 0.019 0.127 Media/Channel Mix 39.9% 9.9% 57.9% 26.8% 15.3% 53.3% 43.0% 21.3% 1.9% 12.7% 13.5% 11.8% 1.8% 16.2% 14.9% Increasingly diversified revenue streams across media channels and business unitsExpanding presence in television production and distribution

10 Film Business Overview Leading independent U.S. motion picture producer and distributor4.5% theatrical market share for CY 2008, $919 million film slate revenue in FY 09Historically, 12-16 wide theatrical releases (18-20 total releases) per fiscal yearDisciplined, bottom-line driven approach to acquisition, production and distributionEach annual slate is built with a focus on those categories in which we have a proven track record and a sustainable competitive advantage 2005 2006 2007 2008 2009 418.576 527.069 533.469 830.276 918.818 Note: Excludes Acquired Brands, Foreign Acquisitions and Family / Fitness segments. 22% CAGR

11 Warner Fox Sony Disney Paramount Universal Lionsgate Other East 946845 787207 794888 624449 682939 723065 480800 835722 Video Market Share Overall Market Share by Studio1/1/2009- 6/30/2009Total: $9.5 billionRepresents consumer spending on DVD and VHS purchases and rentals.Source: Rentrak and Extrapolated Nielsen(Includes Moody's and S&P corporate family ratings for parent company) Other$1.45b / 15.2% $1.26b / 13.2%Parent: A3/A- $1.01b / 10.6%Parent: Aa2/AA+ $1.53b / 16.1%Parent1: Baa2/BBB $1.09b / 11.5%Parent1: Baa3/BBB $1.5b / 15.7%Parent1: Baa1/BBB+ $974.7m / 10.2%Parent1: A2/A $709.7m & 7.4% Warner Paramount Sony Universal Fox Disney Lionsgate Other 953.3 995.4 597.2 451.2 858 635.5 307.769426751592 508 Theatrical Market Share $234.6m & 4.5% 2009 Domestic Box OfficeJanuary 1, 2009 - June 30, 2009Total: $5.2 billionSource: Rentrak(Includes Moody's and S&P corporate family ratings for parent company) Other$508m / 9.7% $953m / 18.2%Parent1: Baa2/BBB $995m / 19%Parent1: Baa3/BBB $858m / 16.3%Parent1: Baa1/BBB+ $635m / 12.1%Parent1: A2/A $597m / 11.4%Parent: A3/A- $451m / 8.6%Parent: Aa2/AA+ Lionsgate had record box office performance in Q4 of FY09, driven by success of Tyler Perry's "Madea Goes to Jail", "My Bloody Valentine 3D" and "The Haunting in Connecticut" Significant Film Market Share 1 Indicates Moody's rating for senior unsecured facility of parent company. 1 Indicates Moody's rating for senior unsecured facility of parent company.

12 DVD Conversion Lionsgate was the #1 studio in box-office to DVD conversion in CY2008, earning approximately 20% more DVD wholesale revenue per box-office dollar than the industry average Lionsgate has led all studios in box-office to DVD conversion in three of the past five years Source: Adams Media Research

Production and Distribution Risk Mitigation

Industry Risks

- Commercial viability of product
- Large marketing expenditures to 'open' wide theatrical releases
- Crowded release schedule – securing theatrical 'shelf space' and audience attention
- Production cost overruns
- Expensive, fixed distribution costs/overhead

Lionsgate Approach

- We play where we can win: Disciplined 'greenlight' process aligns clear commercial concepts with our marketing and distribution strengths
- Allocate investment toward specific genres that have theatrical upside and maximize return from home entertainment
- Focus on audiences that can be efficiently targeted, thereby spending less per release on P&A than the industry at-large
- Target release dates that fall outside crowded summer or holiday play periods
- Aggressive management of production costs including use of subsidies and innovative structures with talent
- International pre-sale model mitigates distribution risk and investment

Lionsgate is profitable or breakeven on 86 of 106 titles[1]

[1] From FY 2002 through Q1 2010

13

LIONSGATE

14 Television Business Overview Focus in four key areas: production, Debmar Mercury production / distribution / syndication company, production partnerships and channel platformsFY 2009 revenue and contribution of $222 million and $19.4 million, respectively, with a revenue CAGR of 28% for FY 2005-2009Leading independent supplier and distributor of cable programmingMitigated risk with stable cash flows through unique business modelFocus on cable, rather than network televisionHigh quality programming at low cost through use of production/tax incentivesCreative structures with talent and our network partners 2005 2006 2007 2008 2009 82.9 133 118.5 210.7 222.3 Note: Excludes EPIX and TV Guide. 28% CAGR

Leading content supplier, distributor and platform provider

- Television production
  - Leading independent supplier of cable programming
  - Eight television series in production on seven different networks, and five first-run syndication series in production on three different networks

- Debmar Mercury (Television Distribution)
  - Leading independent syndicator of film and television packages
  - Specializes in both original fare for syndication as well as off-network distribution

- Channels
  - TV Guide Network: A subscriber fee and advertising-supported programming service, providing compelling entertainment content and comprehensive local and national television listings
  - EPIX: Multiplatform television network delivering first run movies, original series and live event programming across linear and on-demand television, online and mobile
  - Break.com: Premier online entertainment destination for Men 18-34, with over 18 million unique viewers and 50 million page impressions per month, and over 12 million video and 5 million picture views daily
    - Break Media, through its wholly owned branded properties, and the Break Media Network, reach 70 million men worldwide each month
  - FEARnet: Multi-platform network for horror, thriller and suspense
  - Tigergate: New Asia television channel venture

15

LIONSGATE

16 The Jewel in The Crown: Our Library - 12,000 titles FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 East 211 209 256 264 279 $211m $209m $264m FY 2005-2009 'Reported Library Revenue' $256m $279m

17 Bank Investment Thesis Michael Burns, Vice Chairman

Borrowing Base Lending in Film Industry

- Independent film and television companies can utilize secured credit facilities in which the availability of funds is limited by a 'borrowing base'
  - Financing arrangements reflect the revenue generating ability of assets and the need for cash flow to fund the production and distribution cycle
  - Film and television libraries demonstrate long-term earnings cycles but require the majority of capital investment upfront
- Borrowing base assets can include receivables and library content (based on independent valuation)
  - Borrowing base is usually reported monthly; libraries are usually valued once per annum
- Typical covenants can include:
  - Leverage and/or fixed charge coverage
    - Ratio can be based on metric other than EBITDA
  - Limitation on liens, indebtedness, restricted payments, investments

Key Terms of Lionsgate Credit Facility

Section:	Commentary:
Borrowers:	Lions Gate Entertainment Inc., Lions Gate UK Limited, and Lions Gate Australia Pty Limited
Guarantors:	Lions Gate Entertainment Corp. and all of its direct and indirect subsidiaries
Facility:	$340 million Revolving Credit Facility
Tenor & Credit Margin:	Matures July 25, 2013, LIBOR + 225 bps, Unused Commitment Fee starting at 50 bps
Selected Operating Covenants:	▪ Maximum production exposure of $20 million ▪ Limits on investment, liens, capital expenditures, overhead, and guarantees
Selected Financial Covenants:	▪ Projected Liquidity Ratio 1.1x ▪ Fixed Charge Ratio 1.5x ▪ Film Spending Ratio 1.0x
Incremental Facility:	▪ Up to $160 million
Acquisitions, Stock Repurchases, and Dividends:	▪ Basket up to 25% of eligible library valuation plus 50% of new equity issuance ▪ For acquisitions, loans must be less than 75% of Borrowing Base

18

LIONSGATE

19 Lionsgate Borrowing Base Asset Coverage Borrowing Base ($ millions) The senior secured revolving credit facility's borrowing base is largely comprised of high quality receivables contributed by major media companies and unsold rights for catalog titlesAdvance rates are applied to the various classes of collateral and exposure to certain counterparties remains capped at preset limits 1Total borrowings available under current commitments to senior secured revolving credit facility and other secured obligations

Valuation of Unsold Rights for Bank Facility

- Lionsgate's unsold distribution rights are independently appraised for purposes of the senior debt borrowing base by Cineval, LLC, an independent valuation firm with more than 20 years of experience in film finance
  - Cineval's analysis includes content which has been completed and released by the valuation date; the analysis excludes on- and off-balance sheet receivables as well as backlog
  - Although this differs with the Lionsgate definition of "library" (titles that have completed their first cycle), it is intended to reflect the true value of completed titles which are not otherwise accounted for in the backlog
- Summary factors
  - All rights valued at the close of each fiscal year
  - Cash flows are discounted to net present value over a period of ten years with a terminal value
  - Cash receipts are net of estimated overhead expenses as well as projected participations and residuals
  - Discount rate refreshed annually based on relevant market factors

Actual Collections versus Cineval projections 12 months *($ millions)*

	Projected	Actual	$ Variance	% Variance
FY 2009	$601.6	$650.6	$48.9	8.1%
FY 2008	$382.5	$418.9	$36.5	9.5%
FY 2007	$379.4	$434.8	$55.4	14.6%
Average				**10.8%**

The March 2009 valuation appraised Lionsgate's unsold rights at a pre-tax amount of $611 million and a post-tax amount of $531 million

20

LIONSGATE

21 Filmed Entertainment Backlog Revenue Growth FY 2007 FY 2008 FY 2009 TV 151 134 166 Film 169 308 331 $169m $308m $134m $151m $442m $320m $331m $166m $497m Future period collections supported by significant backlog of $497 millionApproximately 80% of backlog to be collected in next 24 monthsBacklog is defined as future revenue amounts not yet recorded from contracts for the licensing of films and television product

22 Financial Overview James Keegan, Chief Financial Officer

23 Historical Income Statement

24 Historical Cash Flows In February 2009, Lionsgate acquired TV Guide Network for approximately $243 million In May 2009, Lionsgate sold a 49% stake in TV Guide Network to One Equity Partners for approximately $122 million

25 Adjusted EBITDA reconciliation FY2009 & Projected FY2010 FY2009 EBITDA ($ millions) FY2009 to Proj. FY2010 EBITDA Bridge ($ millions) Projected EBITDA drivers in FY2010:Contribution from TV Guide Network investmentGrowth of theatrical film slate portfolio and LibraryContinued strength of television productionThe addition of a high end servicing deal with Relativity Media (no production or marketing investment exposure) Key contributors to FY2009 performanceImpairment charge to carrying value of HiT Entertainment rights due in part to weaknesses in the children's entertainment sector Pre-release write down of films impaired balance sheet carrying valueAccelerated amortization to select acquired library titlesUnderperformance of certain titles compounded by the loss of a financing partnerStock based compensation Invisible Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Totals (invisible) Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 FY09(A) EBITDA 0 -134.2 30 HiT Entertainment -89 -45 Pre-Release Writedown -62.2 -26.9 Library Writedown -57.1 -5.1 Impact of certain titles -39 -18.1 60 Stock Based Comp. -27 -12 Adj. FY09 EBITDA -10 -17 Stack 1 Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Totals (invisible) Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 FY09 EBITDA -134 30 Adj. FY09 EBITDA -17 FY10(P) EBITDA 10 Adj. FY10(P) EBITDA 75 60 ($134) $45 $20 $5 $23 $13 ($28) ($134) ($28) ~$10 ~$75

26 Long-Term Financial Objectives & Principles Continue to build strong and predictable cash flow streams through moderate capital investments in a diverse product portfolio Continue managed growth of top line revenue Target average contribution margin of 12.5% or higher Expand annual film slate ultimate contribution Strict management of G&A expense Continue to build library assets with long-term value Maintain a strong balance sheet

Key Investment Highlights

- Leading, next generation filmed entertainment company with strong and recognizable brand
- Diversified film and television production and distribution with global reach
- Integrated and synergistic business strategy
- Highly valuable film and television library; one of the largest in the world
- Significant asset coverage
- Sizeable revenue backlog
- Proven history of mitigating financial risk
- Strong, stable, and experienced management team
- Deep, recurring relationships with creative talent

27

LIONSGATE

28 Appendix

29 Organizational Structure Lions Gate Entertainment Corp. (Can-BC) Lions Gate Television, Inc. (US-DE) Lions Gate Entertainment Inc. (US-DE) Debmar Studios Inc. (US- CA) Artisan Ent. Inc. (US-DE) Mandate Pictures LLC (US-DE) Lions Gate UK Ltd. (UK) Lions Gate Films, Inc. (US-DE) Lionsgate Australia Pty. Ltd. (AU) Borrowers Under $340 million Secured Revolving Credit Facility $99 million of 3.625% Unsecured Convertible Senior Subordinated Notes$67 million of 3.625% Unsecured Convertible Senior Subordinated Notes$150 million of 2.9375% Unsecured Convertible Senior Subordinated Notes